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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    January 16, 2002

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-29889 (Commission File No.)	94-3248524 (IRS Employer Identification No.)

240 East Grand Avenue, South San Francisco, CA 94080
(Address of principal executive offices and zip code)

(650) 624-1100
Registrant's telephone number, including area code:

Item 5. Other Events

        On January 16, 2002, Rigel Pharmaceuticals, Inc. commenced the offering of up to 7,000,000 shares of its common stock at $4.50 per share and pursuant to its Form S-3 shelf registration statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

Number	Description
1.1	Form of Placement Agency Agreement, dated January 15, 2002, by and between Rigel Pharmaceuticals, Inc. and Robertson Stephens, Inc.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RIGEL PHARMACEUTICALS, INC.
Dated: January 16, 2002	By:	/s/ James H. Welch James H. Welch Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Description
1.1	Form of Placement Agency Agreement, dated January 15, 2002, by and between Rigel Pharmaceuticals, Inc. and Robertson Stephens, Inc.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX